

Company Presentation

SEPTEMBER 2018

CASTLE
BRANDS

Forward Looking Statements

MATTERS DISCUSSED IN THIS PRESENTATION CONTAIN FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE STATEMENTS, WHICH INVOLVE RISKS AND UNCERTAINTIES, RELATE TO THE DISCUSSION OF OUR BUSINESS STRATEGIES AND OUR EXPECTATIONS CONCERNING FUTURE OPERATIONS, MARGINS, PROFITABILITY, LIQUIDITY AND CAPITAL RESOURCES AND TO ANALYSES AND OTHER INFORMATION THAT ARE BASED ON FORECASTS OF FUTURE RESULTS AND ESTIMATES OF AMOUNTS NOT YET DETERMINABLE. WHEN USED IN THIS PRESENTATION, THE WORDS "ANTICIPATE," "BELIEVE," "ESTIMATE," "MAY," "PREDICT," "WILL," "COULD," "PLAN," "PROJECT," "PRELIMINARY," "INTEND," "EXPECT" AND SIMILAR EXPRESSIONS IDENTIFY SUCH FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS ARE MADE BASED ON EXPECTATIONS AND BELIEFS CONCERNING FUTURE EVENTS AFFECTING US AND ARE SUBJECT TO RISKS, UNCERTAINTIES, ASSUMPTIONS AND OTHER FACTORS RELATING TO OUR OPERATIONS AND BUSINESS ENVIRONMENTS, ALL OF WHICH ARE DIFFICULT TO PREDICT AND MANY OF WHICH ARE BEYOND OUR CONTROL, THAT COULD CAUSE OUR ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS TO DIFFER MATERIALLY FROM THOSE CONTEMPLATED, EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. THESE FACTORS INCLUDE, BUT ARE NOT LIMITED TO, OUR HISTORY OF LOSSES AND EXPECTATION OF FURTHER LOSSES, OUR ABILITY TO EXPAND OUR OPERATIONS IN BOTH NEW AND EXISTING MARKETS, OUR DEPENDENCE ON A LIMITED NUMBER OF SUPPLIERS, OUR ABILITY TO DEVELOP OR ACQUIRE NEW BRANDS, OUR RELATIONSHIPS WITH DISTRIBUTORS AND THE SUCCESS OF OUR MARKETING ACTIVITIES, THE EFFECT OF COMPETITION IN OUR INDUSTRY AND ECONOMIC AND POLITICAL CONDITIONS GENERALLY AND OTHER FACTORS DETAILED IN PERIODIC REPORTS FILED BY CASTLE BRANDS WITH THE SECURITIES AND EXCHANGE COMMISSION. YOU SHOULD NOT PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS, WHICH APPLY ONLY AS OF THE DATE OF THIS PRESENTATION. WE UNDERTAKE NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENT, WHETHER WRITTEN OR ORAL, RELATING TO MATTERS DISCUSSED IN THIS PRESENTATION, EXCEPT AS MAY BE REQUIRED BY APPLICABLE LAW.

This presentation may include industry and market data obtained through research, surveys and studies conducted by third parties and industry publications. We have not independently verified any such market and industry data from third-party sources.

Company Overview



- Producer and marketer of premium and super-premium spirits.
- Focused on three primary categories:
  - Whiskey
  - Rum
  - Goslings Stormy Ginger Beer
- Consistently grown core brands faster than industry norms.
- Jefferson's is the only bourbon brand selling over 50,000 cases with an average bottle price over $50.
- Goslings Ginger Beer is the largest selling ginger beer in the U.S.
- Clear growth strategy by adding points of distribution and continued innovation.
- Scalable business model – experienced sales team can handle increased volume.
- Stock currently trades at a significant discount to industry multiples.

Core Categories



Rum
20%
Whiskey
39%
CONSOLIDATED
SALES
12 MO. ENDED JUNE
30, 2018
Vodka/Tequila
2%
Liqueur
10%
Ginger Beer
29%

Growth Trends—June 2018

- Revenue for the twelve-month period ended June 30, 2018 was $92.1 million, a 13.2% increase over the comparable prior period.
- TTM ended June 30, 2018 gross profit was $36.9 million, a 9.9% increase over the comparable prior period.
- Controlled SG&A spending results in strongly improved financial performance.


600
500
400
300
200
100
-
FY 2008
FY 2009
FY 2010
FY 2011
FY 2012
FY 2013
FY 2014
FY 2015
FY 2016
FY 2017
FY 2018
TTM 2018
Index 2008 = 100
Revenue
COGS
SG&A
Gross Profit

Growth Drivers—June 2018

- Sales of Jefferson's Bourbons increased 48% to $7.8 million in the quarter ended June 30, 2018 as compared to $5.3 million in the comparable prior-year period.
- Shipments of Goslings Stormy Ginger Beer increased 31% to 1,814,000 cases in the TTM ended June 30, 2018, compared to 1,388,000 cases in the comparable prior period.
- This growth resulted in significant improvement in financial performance.
- Income from operations increased 128% to $4.8 million for the TTM ended June 30, 2018, compared to $2.1 million in the comparable prior period.
- Net income increased 249% to $0.8 million for the TTM ended June 30, 2018, compared to $0.2 million in the comparable prior period.
- Net loss attributable to common shareholders improved to ($0.6) million for the TTM ended June 30, 2018, compared to ($1.0) million in the comparable prior period.
- EBITDA, as adjusted, for the TTM ended June 30, 2018 was $8.1 million, compared to $5.5 million in the comparable prior period.*

*For a reconciliation of net loss attributable to common shareholders to EBITDA, as adjusted, see Page F of Appendix. For a description of EBITDA, as adjusted, see Page G of Appendix.

Growth Potential/Innovation

- Castle Brands has achieved strong velocity at existing retail accounts, allowing for significant distribution growth opportunities through adding new accounts:
  - Castle's spirits brands are currently available in 20,000* off-premise accounts (high velocity) out of approximately 80,000** (U.S.) total accounts.
  - Castle's spirits brands are currently available in 27,000* on-premise accounts out of approximately 250,000** (U.S.) total accounts.
- Castle Brands has a significant history of innovation and line extensions, including the launch of Jefferson's Ocean and Goslings Stormy Ginger Beer, currently two of the company's most popular products.
- Opportunities exist to expand international distribution for Jefferson's and Goslings, which currently have limited presence in the top international markets for premium bourbon and rum.

*TTM accounts sold through June 2018 from Diver **Liquor Handbook 2018

Strong Route to Market

- 30 person in-house sales and marketing team with years of experience.
- Regional VPs have large spirits company experience.
- Able to continue substantial growth without proportional increases in SG&A.
- All necessary federal and state licenses in 50 states and DC.
- Represented by top-tier distributors across the US such as:
  - Southern Glazer's Wine & Spirits
  - United Liquors
  - RNDC-USA
  - Breakthru Beverage
- Distribution in over 25 other countries.
- Goslings Stormy Ginger Beer available in all 4,500 U.S. Walmart stores.

Premium Brand Portfolio

CASTLE BRANDS

JEFFERSON'S
VERY SMALL BATCH BOURBON

Goslings
Since 1806

KNAPPOGUE CASTLE
SINGLE MALT IRISH WHISKEY

PALLINI
Limoncello

Isle of Arran Distillers
Est. 1995

BRADY'S
IRISH CREAM

BORU
IRISH VODKA

Clontarf
IRISH WHISKEY

CELTIC HONEY
IRISH HONEY LIQUEUR

Jefferson's Bourbon


Jefferson's Reserve
Very Old
Kentucky Straight Bourbon Whiskey
Very Small Batch
45.1% Alc./Vol. (90.2 Proof) • 750 ML

Transform Corn, Get Bourbon; Transform Bourbon, Get Jefferson's


JEFFERSON'S
KENTUCKY STRAIGHT
BOURBON WHISKY
VERY SMALL BATCH

- **One of the top 5 small-batch bourbons.**
- Only bourbon brand selling over 50,000 cases with an average bottle price over $50.
- Umbrella brand with multiple offerings:
  - Core SKUs: Jefferson's and Jefferson's Reserve
  - Barrel finishes, such as Château Pichon Baron and Château Suduiraut
  - Innovations, such as Jefferson's Ocean and Jefferson's Wood Experiments
- Castle Brands owns 100% of the Jefferson's brand.
- Named as a "Hot Prospect" by Impact three years in a row.

Jefferson's Growth



BOURBON GROWTH



Bourbon Growth
9L Cases In 000's
80
70
60
50
40
30
20
10
0
2010
2011
2012
2013
2014
2015
2016
2017
Jefferson's (CAGR 36.4%)
Small Batch (CAGR 20.0%)
All Bourbon (CAGR 3.5%)

Source: 2018 IWSR, 2018 Liquor Handbook

Jefferson's Market Share

TOP SMALL BATCH BOURBONS

9L SHIPMENTS (000'S)

	2010	2011	2012	2013	2014	2015	2016	2017
Woodford Reserve	127	148	181	221	276	341	400	469
Knob Creek	144	169	204	225	259	294	369	420
Basil Hayden	27	34	44	55	80	121	132	205
Jefferson's*	8	12	19	29	38	57	65	70
Eagle Rare	7	7	7	18	31	28	49	63
Jack Daniels Single Barrel	46	49	53	52	52	56	59	61
Russells Reserve	5	5	6	9	12	26	34	40
Booker's	11	13	15	19	24	26	32	27
Blanton's Single Barrel	8	9	9	10	16	21	22	24
Wild Turkey Rare Breed	19	20	21	21	20	15	17	15

*Jefferson's is the only brand on this list not owned by a major spirits company

Source: 2018 IWSR, 2018 Liquor Handbook

Jefferson's Premium Price Points

Solid growth from premium price points



Jefferson's Growth
20,000
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
9L Shipments
52% Growth
CY15
CY16
CY17
Wine Finishes (SRP $109.99)
Ocean (SRP $84.99)
Reserve (SRP $49.99)

Jefferson's Ocean


ocean
CASK

- What began as an experiment of 4 barrels is becoming a "stand-alone" brand.
- From 4 to 192 barrels aged at sea per voyage:


Jefferson's Ocean Depletions
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
9L Cases
70
4,477
8,288
9,144
11,677
CY 2013
CY 2014
CY 2015
CY 2016
CY 2017
Calendar Year

- Expanded to 3 SKUs:
  - Jefferson's Ocean (90 proof)
  - Jefferson's Ocean Cask Strength (112 proof)
  - Jefferson's Ocean Wheated Bourbon Aged at Sea (90 proof)
- Accounted for 40%+ of total Jefferson's press coverage in 2017, equivalent of approx. $1 million in ad equivalency.

Jefferson's Marketing

- Edgy and impactful trade and consumer advertising targeting millennials.
- Strong PR activities resulting in substantial press "buzz".


TRANSFORM CORN, GET BOURBON.
TRANSFORM BOURBON, GET JEFFERSON'S.
Jefferson's Reserve
Jefferson's
BOURBON
ALCHEMY
IS EVERYTHING


JEFFERSON'S
SEA PRO

Jefferson's Marketing

- Brand extensions drive growth:
  - Jefferson's Ocean
  - Jefferson's Wood Experiments
  - Jefferson's Wine Finishes
  - Limited Editions
- Off-Premise:
  - Spectacular displays
  - Value-added packs
- On-Premise:
  - Bourbon menu listing programs





$27.99
$27.99
$79.99
$79.99

Jefferson's Visitor Center


KENTUCKY ARTISAN DISTILLERY
JEFFERSON'S
BOURBON







Just Released – September 18, 2018

The 15 Best Bourbons of the Past 20 Years

Bourbons have become increasingly collectible. Here are the ones you need to stash away.


Robb Report
Jefferson's Reserve

Jefferson's Reserve Bourbon

Photo: Courtesy of Jefferson's Reserve

Jefferson's Twin Oak Custom Barrel

Founded in 1997, Jefferson's is committed to crafting innovative small-batch blends, as evidenced by its slogan "alchemy is everything." The brand is definitely onto something, and the 2018 release ($80) may well be its most ambitious whiskey yet. For six years Jefferson's worked with the Independent Stave Company to develop a proprietary flash-charred barrel made with grooved staves that allows for maximum exposure to oak at the peak of flavor. The result is a well-balanced, mocha-tinged whiskey that coats the palate with sweet and spicy goodness. It has a medium-length finish with a touch of cedar and tart lemon.

Goslings



Goslings
SINCE 1806
Goslings
Since 1806
BLACK SEAL
80 PROOF
BERMUDA
BLACK RUM
Goslings
GINGER BEER

- Goslings Black Seal is **one of the top 10 premium imported rums in the U.S.**
- Goslings Black Seal - blended in Bermuda by Goslings Brothers Ltd., founded in 1806.
- In 2005, Castle Brands formed GCP, which holds the exclusive export and distribution rights for Goslings Rum for all countries other than Bermuda.
- Castle has an 80.1% controlling interest in GCP.


MOST COCKTAILS COME WITH A NAPKIN.
THE DARK 'N STORMY® COMES WITH A TRADEMARK.
Goslings
BLACK SEAL
BERMUDA
BLACK RUM
A rose by any other name may smell as sweet, but a Dark 'n Stormy by any other rum would not taste as great. In truth, it wouldn't even be a Dark 'n Stormy.
This is one of very few cocktails to earn a US Government trademark. Not to protect us, to protect the drink. Because there's a huge difference between Black Seal Rum and any other.
It's a deep, luscious rum made from a 100-year old family recipe using three individually aged distillates.
And don't even get us started on ginger beers! We crafted Stormy Ginger Beer to harmonize perfectly with Black Seal into the ultimate Dark 'n Stormy.
Goslings

Goslings Growth



RUM GROWTH



Rum Growth
9L Case Sales (000's)
200
150
100
50
0
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017
Goslings (CAGR 12.4%)
Peer Group of Premium Brands (CAGR 6.3%)
-All Rum (CAGR 0.5%)

Source: IWSR

Goslings Market Share

TOP PREMIUM U.S. IMPORTED RUM BRANDS

9L SHIPMENTS (000'S)

	2010	2011	2012	2013	2014	2015	2016	2017
Sailor Jerry	580	650	726	733	738	744	739	723
The Kraken	75	150	225	280	395	435	450	467
Myers's	271	289	280	252	244	244	250	254
Appleton	122	121	132	139	199	219	223	220
Mount Gay	193	197	191	181	172	180	185	170
Goslings (Ttl ex Bermuda)	99	115	134	153	152	184	163	169
Goslings (US)	77	88	101	115	112	128	123	120
Flor de Cana	80	84	85	94	90	103	130	137

Source: 2018 Liquor Handbook

Goslings Marketing

CASTLE BRANDS

- "Dark 'n Stormy®" cocktail as the focus of brand communication.
- U.S. TV advertising on English premier league soccer and hockey broadcasts.
- Public Relation activations leveraging the authenticity of the Goslings brand story.
- Impactful floor displays.
- Over 100 events and sponsorships in 2017:
  - Honda Classic PGA tournament
  - Charleston Race Week
  - 75 individual yacht club regattas


RUM
DARK 'n STORMY
Goslings







Goslings Ginger Beer


Goslings
GINGER BEER

- Goslings Ginger Beer is the **largest selling ginger beer in the U.S.** (Off-premise, Nielsen YTD Ending 08-12-17).
- **Sales over 1.8 million cases (9L)** nationwide in the last 12 months (TTM through June 2018).
- Launched in 2009 to reinforce the Dark 'n Stormy® cocktail.
- Sold to bars, liquor stores, and supermarkets.
- Goslings Stormy Ginger Beer available in all 4,500 U.S. Walmart stores.


Gosling's Ginger Beer Domestic Sales
CASE SALES (000'S)
2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
-
FY 2009
FY 2010
FY 2011
FY 2012
FY 2013
FY 2014
FY 2015
FY 2016
FY 2017
FY 2018

Irish Whiskey


KNAPPOGUE
CASTLE
Limited Release
EST 1467
BOURBON CASK MATURED
TRIPLE DISTILLED
SINGLE MALT IRISH WHISKEY
12
YEARS OLD
750ml
K

Irish Whiskey – Knappogue Castle


KNAPPOGUE
CASTLE
SINGLE MALT IRISH WHISKEY
2016
Best Irish Whiskey of the Year
IRISH WHISKEY AWARDS
2014
2016
2016
KNAPPOGUE CASTLE
12
KNAPPOGUE CASTLE
14
KNAPPOGUE CASTLE
16

- Irish is the fastest growing segment of the whiskey market.
- Like Jefferson's, Knappogue Castle is becoming an umbrella brand with line extensions at higher price points:
  - Knappogue 14 year-old
  - Knappogue 16 year-old
  - Knappogue 21 year-old
  - Knappogue Wine Finish Series
  - Knappogue Special Cask Barrel
- Knappogue Castle 14 was named "Best Overall Irish Whiskey" by the 2016 Irish Whiskey Awards.
- Meaningful growth potential and high margins.
- Castle Brands owns 100% of Knappogue and has favorable long-term supply contracts.

Irish Whiskey – Clontarf



- A blended Irish whiskey.
- Also triple-distilled and aged in bourbon barrels.
- Substantial growth potential and attractive margins.
- Castle has favorable long-term supply contracts.
- Main markets are Ireland, Scandinavia, and traditional Irish whiskey markets in the US.
- Castle Brands owns 100% of Clontarf.
- With Knappogue and Clontarf together, Castle Brands sold over 46,000 cases of Irish whiskey in the year ended March 31, 2018


Clontarf
1014
Clontarf
1014
IRISH WHISKEY
Classic Blend
TRIPLE DISTILLED
750mL

Summary

- Castle Brands produces and markets premium and super-premium spirits.
- The company has consistently grown core brands significantly faster than industry norms.
- Castle Brands has a highly scalable business model with an experienced sales team in place that can handle substantial increases in volume.
- The company's core brands have strong turn in their current points of distribution.
- Castle Brands has a clear growth path by adding points of distribution, both on-premise and off-premise, and through innovation, with additional opportunities in international markets.
- ROX currently trades at a near 60% discount to industry multiples.
- Castle has an experienced and capable management team and an accomplished and financially supportive Board of Directors.
- Directors and officers own approximately 42% on a fully-diluted basis.

Castle Brands Inc.

122 East 42nd Street, Suite 5000
New York, NY 10168

Office: 646.356.0200
Toll Free: 800.882.8140
Fax: 646.356.0222



APPENDIX

CASTLE
BRANDS

Management Team

Mark Andrews – Chairman

- Founded Castle Brands in 2003
- Chairman and CEO of American Exploration (ASE: AX), an oil and gas company, until its sale to Louis Dreyfus Natural Gas
- Former Director of IVAX Corp. from its founding until its sale to Teva Pharmaceutical Industries Limited (NASDAQ: TEVA)
- Life Trustee of New York Presbyterian Hospital
- Bachelor of Arts from Harvard College and MBA from Harvard Business School

Richard Lampen – President and Chief Executive Officer

- Chairman, CEO and President of Ladenburg Thalmann Financial Services Inc (NYSE AMERICAN: LTS)
- Executive VP, Vector Group Ltd. (NYSE: VGR), holding company with interests in consumer goods and real estate
- Former Managing Director and Senior Member, Leveraged Finance Group, Salomon Brothers Inc.
- Former Partner & Co-Chairman of Corporate Department, Steel Hector & Davis, a law firm with headquarters in Miami, FL
- Bachelor of Arts from the Johns Hopkins University and a JD from Columbia Law School

Management Team

John Glover – Executive Vice President and Chief Operating Officer

- Over 35 years experience in marketing, commercial and general management in the spirits industry
- Former Senior VP Commercial Management of Remy Cointreau USA
- Served in various roles in marketing and management with predecessor companies to Diageo plc (LSE: DGE)
- Bachelor of Arts and MBA from Dartmouth College

Alfred Small – Chief Financial Officer

- Over 15 years experience in finance, operations and compliance in the spirits industry
- Former Accountant at Grodsky Caporrino & Kaufman, practicing in consumer goods, wholesale distribution, and technology
- Bachelor of Science from the State University of New York and a Certified Public Accountant

Kelley Spillane – SVP Global Sales

- Over 30 years experience in spirits sales
- Served in several senior sales and management roles at Carillon and was closely involved in the growth of Absolut Vodka and Grand Marnier in the U.S.
- Bachelor of Arts from Ramapo College

Marketing Team

- Castle Brands has an experienced marketing team to complement its sales force:
  - **Malcolm Gosling** – As CEO of Gosling-Castle Partners, Inc., Malcolm oversees the marketing and promotional activities associated with the Goslings brands.
  - **Alejandra Peña** – As SVP Marketing, Alejandra is responsible for design, planning, marketing and promotional activities associated with Castle's brands. Prior to joining Castle in 2010, Alejandra served as Marketing Vice President for liqueurs and spirits for Remy Cointreau USA, where she was responsible for the marketing of Mount Gay Rum and Cointreau Liqueur.
  - **Trey Zoeller** – The founder of Jefferson's, Trey is responsible for Jefferson's marketing and promotional activities. Trey is based in Kentucky where his family has been active in the bourbon industry for several generations.
  - **Brand Team** – Castle Brands has a dedicated team of brand managers that focus on the planning and execution of marketing and commercial activities for the Castle Brands portfolio.

Summary Balance Sheet

CASTLE BRANDS

(in thousands)

Selected Balance Sheet Data	June 30, 2018*	March 31, 2018	2017	2016	2015	2014	2013
Cash and cash equivalents	$ 614	$ 377	$ 611	$ 1,431	$ 1,192	$ 909	$ 439
Working capital	$ 43,083	$ 38,607	$ 30,322	$ 27,005	$ 24,167	$ 17,575	$ 13,948
Total assets	$ 62,679	$ 60,333	$ 53,494	$ 47,762	$ 42,546	$ 35,048	$ 33,117
Total debt	$ 42,859	$ 38,894	$ 34,920	$ 13,975	$ 12,789	$ 7,575	$ 9,298
Total liabilities	$ 54,325	$ 52,344	$ 49,876	$ 26,540	$ 22,944	$ 16,586	$ 20,207
Total controlling shareholders' equity	$ 4,401	$ 4,421	$ 1,138	$ 18,058	$ 17,058	$ 16,224	$ 10,134

*Unaudited

Summary Operating Trends

(in thousands)

Selected Consolidated Statement of Operations Data	TTM Ended June 30, 2018*	TTM Ended June 30, 2017*	Year Ended March 31, 2018	2017	2016	2015	2014
Sales, net	$ 92,150	$ 81,370	$ 89,898	$ 77,269	$ 72,220	$ 57,457	$ 48,140
Gross profit	$ 36,888	$ 33,563	$ 36,207	$ 31,700	$ 28,554	$ 21,573	$ 17,604
Selling expense	$ 21,546	$ 21,548	$ 21,780	$ 20,122	$ 19,223	$ 15,255	$ 12,530
Operating income (loss)	$ 4,824	$ 2,118	$ 4,194	$ 1,905	$ 1,006	$ (1,078)	$ (1,320)
Net change in fair value of warrant liability	$ -	$ -	$ -	$ -	$ -	$ -	$ (5,392)
Income (loss) before provision for income taxes	$ 968	$ 232	$ 411	$ 694	$ (256)	$ (2,195)	$ (8,562)
Income tax benefit (expense)	$ (140)	$ 5	$ (140)	$ (188)	$ (1,451)	$ (1,279)	$ 590
Net income (loss)	$ 828	$ 237	$ 270	$ 506	$ (1,707)	$ (3,474)	$ (7,972)
Net income attributable to noncontrolling interests	$ (1,391)	$ (1,270)	$ (1,089)	$ (1,359)	$ (810)	$ (326)	$ (935)
Net income attributable to controlling interests	$ (563)	$ (1,033)	$ (819)	$ (853)	$ (2,517)	$ (3,800)	$ (8,907)
Dividends to preferred shareholders	$ -	$ -	$ -	$ -	$ -	$ -	$ (385)
Net loss attributable to common shareholders	**$ (563)**	**$ (1,033)**	**$ (819)**	**$ (853)**	**$ (2,517)**	**$ (3,800)**	**$ (9,292)**

*Unaudited

GAAP to Non-GAAP Reconciliation*

(in thousands)

	TTM Ended June 30, 2018	TTM Ended June 30, 2017	Year Ended March 31, 2018	2017	2016	2015	2014	2013
Net loss attributable to common shareholders	$ (563)	$ (1,033)	$ (819)	$ (853)	$ (2,516)	$ (3,800)	$ (9,291)	$ (6,193)
Adjustments:								
Interest expense, net	3,954	1,917	3,794	1,335	1,089	1,129	1,062	587
Income tax (benefit) expense, net	140	(5)	140	188	1,451	1,279	(590)	(118)
Depreciation and amortization	840	981	809	1,030	940	908	860	920
EBITDA income (loss)	4,371	1,860	3,925	1,700	963	(484)	(7,959)	(4,804)
Allowance for doubtful accounts	59	126	59	123	61	236	403	87
Allowance for obsolete inventory	407	240	377	240	200	281	200	685
Stock-based compensation expense	1,990	1,701	1,975	1,578	1,371	788	394	282
Transaction fees	-	347	-	347	-	-	-	-
Other expense (income), net	1	10	0	11	1	(17)	-	-
(Income) loss from equity investment in non-consolidated affiliate	(80)	(89)	(88)	(51)	(19)	-	503	23
Foreign exchange loss (gain)	(18)	47	77	(84)	191	5	285	247
Net change in fair value of warrant liability	-	-	-	-	-	-	5,393	(303)
Net income attributable to noncontrolling interests	1,391	1,270	1,089	1,359	810	326	935	610
Dividend to preferred shareholders	-	-	-	-	-	-	385	744
EBITDA, as adjusted	**$ 8,121**	**$ 5,513**	**$ 7,414**	**$ 5,223**	**$ 3,577**	**$ 1,134**	**$ 537**	**$ (2,428)**

*Unaudited

Within the information above, Castle Brands provides information regarding EBITDA, as adjusted, which is not a recognized term under GAAP (Generally Accepted Accounting Principles) and does not purport to be an alternative to income (loss) from operations or net income (loss) as a measure of operating performance. Earnings before interest, taxes, depreciation and amortization, or EBITDA, adjusted for allowances for doubtful accounts and obsolete inventory, stock-based compensation expense, transaction fees, other (income) expense, net, (income) loss from equity investment in non-consolidated affiliate, foreign exchange (gain) loss, net change in fair value of warrant liability, net income attributable to noncontrolling interests and dividend to preferred shareholders is a key metric the Company uses in evaluating its financial performance on a consistent basis across various periods. EBITDA, as adjusted, is considered a non-GAAP financial measure as defined by Regulation G promulgated by the SEC under the Securities Act of 1933, as amended. Due to the significance of non-cash and non-recurring items, EBITDA, as adjusted, enables the Company's Board of Directors and management to monitor and evaluate the business on a consistent basis. The Company uses EBITDA, as adjusted, as a primary measure, among others, to analyze and evaluate financial and strategic planning decisions regarding future operating investments and allocation of capital resources. The Company believes that EBITDA, as adjusted, eliminates items that are not indicative of its core operating performance or are based on management's estimates, such as allowance accounts, are due to changes in valuation, such as the effects of changes in foreign exchange or fair value of warrant liability, or do not involve a cash outlay, such as stock-based compensation expense. EBITDA, as adjusted, should be considered in addition to, rather than as a substitute for, income from operations, net income and cash flows from operating activities.